UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/26/2012

Inphi Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34942

Delaware	77-0557980
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3945 Freedom Circle, Suite 1100
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

408-217-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2012, the Board of Directors ("Board") of Inphi Corporation ("Inphi") appointed Mr. Bruce McWilliams as a member of the Inphi Board, effective immediately. Mr. McWilliams was also appointed to the Audit Committee. Mr. McWilliams will receive the same compensation as currently paid to Inphi's non-employee directors as described in its proxy statement filed in connection with the 2012 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inphi Corporation

Date: November 01, 2012	By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer